Exhibit 4(e)


                                       FORM OF

                                LETTER OF TRANSMITTAL

                                  OFFER TO EXCHANGE

                    ALL OUTSTANDING FIRST COLLATERAL TRUST BONDS,
                               7 1/2% SERIES A DUE 2008
                                         FOR
                            FIRST COLLATERAL TRUST BONDS,
                               7 1/2% SERIES B DUE 2008
                                          OF
                            TUCSON ELECTRIC POWER COMPANY

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           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON NOVEMBER   , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").
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                                     Deliver To:
                    Bank of Montreal Trust Company, Exchange Agent

             By Registered or       By Facsimile:     By Hand or Overnight
             Certified Mail:        (212) 701-7636          Courier:
           Wall Street Station      (212) 701-7637      Wall Street Plaza
              P.O. Box 1010           Confirm by      88 Pine Street, 19th
           New York, NY  10268-       Telephone:              Floor
                   1010             (212) 701-7624     New York, NY  10005
           Attn: Reorganization                       Attn: Reorganization
                Department                                 Department

          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

          The undersigned acknowledges that he or she has received and
          reviewed the Prospectus dated November      , 1998 (the
                                                 ----
          "Prospectus") of Tucson Electric Power Company (the "Issuer") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Issuer's offer (the "Exchange Offer") to exchange its outstanding First Collateral Trust Bonds, 7 1/2% Series A Due 2008 (the "Old Bonds"), of which an aggregate of $140,000,000 in principal amount is outstanding as of the date hereof, for an equal principal amount of newly issued First Collateral Trust Bonds, 7 1/2% Series B Due 2008 (the "New Bonds"). The New Bonds have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Old Bonds may be tendered only in integral multiples of $1,000.
          Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                    Either this Letter of Transmittal or an Agent's Message is to be completed by a Holder of Old Bonds in order to tender Old Bonds. Certificates for Old Bonds are to be forwarded herewith or, if a tender of certificates for Old Bonds is to be made by book-entry transfer pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants" section of the Prospectus, tender of Old Bonds should be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC"). Holders of Old Bonds whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Bonds into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Bonds according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants" section of the Prospectus. See Instruction 1. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

               By crediting the Old Bonds to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission of a computer generated message (an "Agent's Message") to the Exchange Agent in which the Holder of the Old Bonds acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Old Bonds all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

               The term "Holder" with respect to this Letter of Transmittal means any person in whose name Old Bonds are registered on the books of the Issuer, any other person who has obtained a properly completed bond power from the registered Holder or any DTC participant whose Old Bonds are held of record by DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Bonds must complete this letter in its entirety.

               Any beneficial owner whose Old Bonds are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Bonds, either make appropriate arrangements to register ownership of the Old Bonds in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Bonds. The transfer of registered ownership may take considerable time.

                    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                         CAREFULLY BEFORE COMPLETING THE BOX

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                               DESCRIPTION OF OLD BONDS
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                                                                PRINCIPAL
                                                                  AMOUNT
           NAMES AND ADDRESS(ES)                  AGGREGATE      TENDERED
                     OF                           PRINCIPAL    (MUST BE IN
             REGISTERED HOLDERS                    AMOUNT        INTEGRAL
            (PLEASE FILL IN, IF   CERTIFICATE  REPRESENTED BY  MULTIPLES OF
                   BLANK)          NUMBER(S)   CERTIFICATE(S)    $1,000)*
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                                  -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------
                                  -----------------------------------------
                                      TOTAL
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          * Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Bonds will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

               If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

               The minimum permitted tender is $1,000 in principal amount of Old Bonds. All other tenders must be in integral multiples of $1,000.
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          [  ] CHECK HERE IF TENDERED OLD BONDS ARE ENCLOSED HEREWITH.
          [  ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY
               BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):
               Name of Tendering Institution
                                             ------------------------------
               Account Number
                             ----------------------------------------------
               Transaction Code Number
                                        -----------------------------------
          [  ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED
               PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):
               Name(s) of Tendering Institution(s)
                                                  -------------------------
               Date of Execution of Notice of Guaranteed Delivery
                                                                 ----------
               Window Ticket Number (if available)
                                                  -------------------------
               Name of Institution which Guaranteed Delivery
                                                            ---------------
               Account Number (if delivered by book-entry transfer)
                                                                   --------

           -----------------------------     ------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS     SPECIAL DELIVERY INSTRUCTIONS
           (See Instructions 4, 5 and 6)     (See Instructions 4, 5 and 6)

           To be completed ONLY (i) if To be completed ONLY if certificates for Old Bonds certificates for Old Bonds not tendered, or New Bonds not tendered, or New Bonds issued in exchange for Old issued in exchange for Old Bonds accepted for exchange, Bonds accepted for exchange, are to be issued in the name are to be sent to someone
           of  someone  other  than  the     other  than  the undersigned,
           undersigned, or (ii) if Old or to the undersigned at an Bonds tendered by book-entry address other than that shown
           transfer   which   are    not     above.
           exchanged are  to be returned
           by   credit  to   an  account     Mail to:
           maintained at DTC.

                                             Name
           Issue certificate(s) to:              -------------------------
                                                     (Please Print)
           Name
               -------------------------     Address
                  (Please Print)                    ----------------------

           Address
                  ----------------------     -----------------------------
                                                   (Include Zip Code)

           -----------------------------
                (Include Zip Code)
                                             -----------------------------
                                                (Tax Identification or
           -----------------------------          Social Security No.)
              (Tax Identification or
               Social Security No.)


           Credit    Old    Bonds    not
           exchanged  and  delivered  by
           book-entry  transfer  to  the
           DTC account set forth below:



           -----------------------------
           DTC Account Number

           -----------------------------     -----------------------------

          Ladies and Gentlemen:

               Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Bonds tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Bonds tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Bonds with full power of substitution to (i) deliver certificates for such Old Bonds, or transfer ownership of such Old Bonds on the account books maintained by DTC, to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer and
          (ii) present such Old Bonds for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

               The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Bonds tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that (i) any New Bonds acquired in exchange for Old Bonds tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Bonds, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Bonds, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Bonds and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer.

               The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the New Bonds issued in exchange for the Old Bonds pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Bonds are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the New Bonds and have no arrangement or understanding with any person to participate in distribution of such New Bonds. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Bonds. If the undersigned is a broker-dealer that will receive New Bonds for its own account in exchange for Old Bonds that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Old Bonds tendered hereby.

               For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Bonds when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

               If any tendered Old Bonds are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Bonds will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

               All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

               The undersigned understands that tenders of Old Bonds pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

               Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and return any Old Bonds not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange and any certificates for Old Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Bonds issued in exchange for the Old Bonds accepted for exchange in the name(s) of, and return any Old Bonds not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Old Bonds from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Old Bonds so tendered.

               Holders of Old Bonds who wish to tender their Old Bonds and
          (i) whose Old Bonds are not immediately available, or (ii) who cannot deliver their Old Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis), may tender their Old Bonds according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants." See Instruction 1 regarding the completion of this Letter of Transmittal, printed below.

                           PLEASE SIGN HERE WHETHER OR NOT
                    OLD BONDS ARE BEING PHYSICALLY TENDERED HEREBY


           X
           -----------------------------   ------------------------------
                                                         Date

           X                               ------------------------------
           -----------------------------                 Date
             Signature(s) of Registered
               Holder(s) or Authorized
                      Signatory

           Area Code and Telephone Number:
                                           -----------


               The above lines must be signed by the registered Holder(s) of Old Bonds as their name(s) appear(s) on the Old Bonds or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Bonds to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.


          Name(s):
                  ---------------------------------------------------------

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                                    (Please Print)

          Capacity:
                   --------------------------------------------------------

          Address:
                  ---------------------------------------------------------

                  ---------------------------------------------------------
                                  (Include Zip Code)


                    Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined):
                    (If required by Instruction 4)


                    -------------------------------------------------------
                                (Authorized Signature)

                    -------------------------------------------------------
                                       (Title)

                    -------------------------------------------------------
                                    (Name of Firm)


                    Dated:                  , 1998
                           -----------------

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

               1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD BONDS. The tendered Old Bonds or any Book-Entry Confirmation, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Bonds, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Bonds should be sent to the Issuer.

               Holders who wish to tender their Old Bonds and (i) whose Old Bonds are not immediately available, or (ii) who cannot deliver their Old Bonds, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Bonds according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as hereinafter defined); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Bonds, the certificate number or numbers of such Old Bonds and the principal amount of Old Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Bonds (or a Book-Entry Confirmation) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificates(s) representing all tendered Old Bonds (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants." Any Holder of Old Bonds who wishes to tender his or her Old Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Bonds according to the guaranteed delivery procedures set forth above.

               All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Bonds and withdrawal of tendered Old Bonds will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Bonds not properly tendered or any Old Bonds the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Old Bonds. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Bonds must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Bonds, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Bonds, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

               2. TENDER BY HOLDER. Only a Holder of Old Bonds may tender such Old Bonds in the Exchange Offer. Any beneficial Holder of Old Bonds who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Bonds, either make appropriate arrangements to register ownership of the Old Bonds in such Holder's name or obtain a properly completed bond power from the registered Holder.

               3. PARTIAL TENDERS. Tenders of Old Bonds will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Bonds is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Bonds" above. The entire principal amount of Old Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Bonds is not tendered, then Old Bonds for the principal amount of Old Bonds not tendered and a certificate or certificates representing New Bonds issued in exchange for any Old Bonds accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Bonds are accepted for exchange.

               4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Bonds without alteration, enlargement or any change whatsoever.

               If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Bonds tendered and the certificate or certificates for New Bonds issued in exchange therefor is to be issued (or any untendered principal amount of Old Bonds is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Bonds, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Bonds tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

               If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Bonds listed, such Old Bonds must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Old Bonds.

               If this Letter of Transmittal (or facsimile hereof) or any Old Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

               Endorsements on Old Bonds or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

               Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Bonds tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Old Bonds are tendered for the account of an Eligible Institution.

               5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Bonds or substitute Old Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

               6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Bonds pursuant to the Exchange Offer. If, however, certificates representing New Bonds or Old Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Bonds tendered hereby, or if tendered Old Bonds are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder.
          If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

               Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Bonds listed in this Letter of Transmittal.

               7. SUBSTITUTE FORM W-9. Under the federal income tax laws, the Issuer may be required to withhold 31% of the amount of any payments made to certain Holders and payees with respect to the New Bonds. In order to avoid such backup withholding, each tendering Holder, and, if applicable, each other payee, must provide such Holder's or payee's correct taxpayer identification number and certify that such Holder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below. In general, if a Holder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Issuer is not provided with the correct taxpayer identification numbers, the Holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders or payees (including, among others, all corporations and certain foreign individual(s)) are not subject to these backup withholding and reporting requirements. In order to satisfy the Issuer that a foreign individual qualifies as an exempt recipient, such Holder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status.

               8. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Bonds tendered.

               9. MUTILATED, LOST, STOLEN OR DESTROYED OLD BONDS. Any tendering Holder whose Old Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

               10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.
          Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at (212) 701-7624. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.


                            (DO NOT WRITE IN SPACE BELOW)

                         ==================================
                          CERTIFICATE  OLD BONDS  OLD BONDS
                          SURRENDERED  TENDERED    ACCEPTED
                         ----------------------------------

                         ----------------------------------

                         ==================================


          Delivery Prepared by             Checked By           Date
                              ------------           ----------      ------

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          ----------------------------------------------------------------
          SUBSTITUTE         PART 1 -- PLEASE PROVIDE  Social Security
                             YOUR TIN IN THE BOX AT    Number OR Employer
                             RIGHT AND CERTIFY BY      Identification
          FORM W-9           SIGNING AND DATING BELOW  Number

                                                       TIN
                                                           ---------------
          DEPARTMENT OF THE  ---------------------------------------------
          TREASURY
          INTERNAL REVENUE   Name (Please Print)                 PART 2
          SERVICE                                ------------
                             Address                             Awaiting
          PAYOR'S REQUEST           -------------------------    TIN [  ]
          FOR TAXPAYER
          IDENTIFICATION     City        State     Zip Code
          NUMBER (TIN) AND       ------       ---         ---
          CERTIFICATION      ---------------------------------------------
                             PART 3 -- CERTIFICATION -- UNDER THE
                             PENALTIES OF PERJURY, I CERTIFY THAT:

                             (1)  the number shown on this form is my
                                  correct taxpayer identification number
                                  (or a TIN has not been issued to me but
                                  I have mailed or delivered an
                                  application to receive a TIN or intend
                                  to so in the near future).
                             (2)  I am not subject to backup withholding
                                  either because I have not been notified
                                  by the Internal Revenue Service (the
                                  "IRS") that I am subject to backup
                                  withholding as a result of a failure to
                                  report all interest or dividends or the
                                  IRS has notified me that I am no longer
                                  subject to backup withholding, and
                             (3)  all other information provided on this
                                  form is true, correct and complete.
                             ---------------------------------------------

                             SIGNATURE                     DATE
                                      ---------------------     ---------

                             You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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               NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE NEW BONDS.

                          NOTICE OF GUARANTEED DELIVERY FOR

                            TUCSON ELECTRIC POWER COMPANY


             This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Tucson Electric Power Company (the "Issuer") made pursuant to the Prospectus, dated November
              , 1998 (the "Prospectus"), if certificates for Old Bonds of
          ---
          the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Bank of Montreal Trust Company (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Bonds pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                     Deliver To:
                    Bank of Montreal Trust Company, Exchange Agent

             By Registered or       By Facsimile:     By Hand or Overnight
             Certified Mail:        (212) 701-7636          Courier:
           Wall Street Station      (212) 701-7637      Wall Street Plaza
              P.O. Box 1010           Confirm by      88 Pine Street, 19th
           New York, NY  10268-       Telephone:              Floor
                   1010             (212) 701-7624     New York, NY  10005
           Attn: Reorganization                       Attn: Reorganization
                Department                                 Department

             Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

          Ladies and Gentlemen:

             Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount at maturity of Old Bonds set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering--Registered Holders and DTC Participants" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering Holder of Old Bonds set forth in the Letter of Transmittal.

          Principal Amount of Old Bonds    If Old Bonds will be delivered
          Tendered:                        by book-entry transfer to
                                           Depository Trust Company,
          $                                provide account number.
           -----------------------------

          Certificate Nos. (if
          available):

          ------------------------------

          Total Principal Amount
          Represented by Old Bonds
          Certificate(s):

          $                                Account Number
           -----------------------------                 ------------------

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             ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                   PLEASE SIGN HERE

          X
            -----------------------------------  --------------
          X
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             Signatures of Owner(s)                   Date
             or Authorized Signatory

            Area Code and Telephone
            Number:
                   ------------------

             Must be signed by the Holder(s) of Old Bonds as their name(s) appear(s) on certificates for Old Bonds or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         Please print name(s) and address(es)

          Name(s):
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          Capacity:
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          Address(es):
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                                      GUARANTEE

             The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Bonds tendered hereby in proper form or transfer, or timely confirmation of the book-entry transfer of such Old Bonds into the Exchange Agent's account at Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer Procedures for Tendering Registered Holders and DTC Participants" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


          -------------------------------  -------------------------------
                    Name of Firm                 Authorized Signature

          -------------------------------  -------------------------------
                       Address                          Title

          -------------------------------  Name:
                                 Zip Code       -------------------------
                                                 (Please Type or Print)

          Area Code and Tel. No.           Dated:
                                 -------         ------------------------

          NOTE: DO NOT SEND CERTIFICATES FOR OLD BONDS WITH THIS FORM. CERTIFICATES FOR OLD BONDS SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.


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